UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         October 24, 1997


                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

                 Highway 160 & CC, Suite 5, Nixa, Missouri 65714
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              (Address of principal executive officers) (Zip Code)


Registrant's telephone number, including area code:       417-725-9888


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Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     On October 24, 1997, Applied Cellular Technology, Inc. (the "Company") purchased 100% of the 34,417,242 issued and outstanding common and preferred shares, $.01 par value, of Alacrity Systems, Inc. ("Alacrity") from 44 selling shareholders, (the "Sellers"), in exchange for $5,200,000.00 in the form of restricted shares of Applied Cellular Technology, Inc.'s common stock. The Sellers received $5,200,000.00 worth of the Company's restricted shares of common stock, or 622,755 common shares (the "ACT Shares"), valued at $8.35 per share (the "Valuation Price"), upon the completion of closing and the exchange of certain documents, which took place on October 31, 1997. The Agreement of Sale provided that if on the effective date of the Registration Statement registering the ACT Shares, the average closing price of the ACT Shares had decreased by more than 5 percent from the Valuation Price, the Company would issue additional shares to the Sellers. The effective date of the Registration Statement registering the ACT Shares was December 8, 1997, and the closing price of ACT's common stock on that date was $5 9/32. As a result, the Company is required to issue, and is in the process of issuing, 312,630 additional shares of its restricted common stock to the Sellers. The Agreement of Sale was previously filed as Exhibit 99.1.


Item 3.  Bankruptcy or Receivership.

               Not applicable.

Item 4.  Change in Registrant's Certifying Accountant.

               Not  applicable.

Item 5.  Other Events.

               Not  applicable.

Item 6.  Resignation of Registrant's Directors.

               Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

               Financial statements of Alacrity Systems, Inc. for the fiscal years ended July 31, 1997 and 1996 have previously been filed as
               Exhibit 99.2.

         (b)      Pro forma financial information.

               Pro forma  financial  information  is  attached  as Exhibit  99.3 hereto.

         (c)      Exhibits.

                  99.3.    Pro forma Financial Information.


Item 8.  Change in fiscal year.

                  Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLIED CELLULAR TECHNOLOGY, INC.
                                    (Registrant)

Date:    January 6, 1997           /s/ David A. Loppert
        -------------------------   --------------------------------------------
                                    Vice President



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